Summary Prospectus

May 1, 2018	T. Rowe Price
Equity Income Portfolio Equity Income Portfolio Equity Income Portfolio—II Class

A fund seeking a high level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with a strong track record of paying dividends or that are undervalued. The fund is only available as an investment option for variable annuity and variable life insurance contracts.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-8790, by sending an e-mail request to info@troweprice.com, or by contacting your insurance company. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2018, as amended or supplemented, and Statement of Additional Information, dated May 1, 2018, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply, as described in your insurance contract prospectus, which are not reflected in the table.

Fees and Expenses of the Fund

	Portfolio	Portfolio—II Class
	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%	0.85%

Distribution and service (12b-1) fees	—	0.25

Other expenses	—	—

Total annual fund operating expenses	0.85	1.10

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Portfolio	$87	$271	$471	$1,049
Portfolio—II Class	112	350	606	1,340

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued.

The fund typically employs a “value” approach in selecting investments. The fund’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, the fund’s investment adviser generally looks for companies in the aggregate with one or more of the following:

• an established operating history;

• above-average dividend yield relative to the Russell 1000 Value Index;

• low price/earnings ratio relative to the Russell 1000 Value Index;

• a sound balance sheet and other positive financial characteristics; or

• low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises.

The adviser generally seeks investments in large-capitalization companies and the fund’s yield, which reflects the level of dividends paid by the fund, is expected to normally exceed the yield of the Russell 1000 Value Index. In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might

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arise when the fund’s adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objective. The fund may at times invest significantly in certain sectors, such as the financials sector.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

Investment style risks Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Dividend-paying stock risks The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Market capitalization risks Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Foreign investing risks The fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Sector concentration risks At times, the fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the fund may have a significant portion of its assets invested in securities of companies in the financials sectors. Companies in the financials sector may be adversely impacted by, among other things, regulatory changes, economic conditions, interest rates, credit rating downgrades, and decreased liquidity in credit markets.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

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The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Portfolio Class. Returns for other share classes vary since they have different expenses.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

Average Annual Total Returns				Y
	Periods ended
	December 31, 2017

				Inception
	1 Year	5 Years	10 Years	date
Portfolio	16.02%	12.40%	6.77%	03/31/1994
Portfolio—II Class	15.73	12.11	6.50	04/30/2002

Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)a
	13.66	14.04	7.10
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	21.83	15.79	8.50
Lipper Variable Annuity Underlying Equity Income Funds Average
	15.21	12.62	6.83

a Effective March 1, 2018, the Russell 1000 Value Index replaced the S&P 500 Index as the fund’s primary benchmark. The Russell 1000 Value Index is a more appropriate style-specific benchmark that better aligns with the fund’s value-focused investment style.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
John D. Linehan	Chairman of Investment Advisory Committee	2015	1998

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Purchase and Sale of Fund Shares

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

Tax Information

The fund distributes any dividends and capital gains to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. Variable product owners seeking to understand the tax consequences of their investment, including redemptions of fund shares and the impact of dividend and capital gains distributions by the fund, should consult with the insurance company that issued their variable product or refer to their variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E300-045 5/1/18